SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 27, 2005

                                    COZUMEL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


          0-27835                                                   33-0619262
(Commission File Number)                     (IRS Employer Identification No.)


 24351 Pasto Road, Suite B, Dana Point, California                  92629
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (949) 489-2400



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Item 2.01.    Completion of Acquisition or Disposition of Assets.

          On January 27, 2005 the Registrant's newly formed subsidiary, Cozumel Yacht Brokers, Inc., purchased a 74' motor yacht located in Florida from two unaffiliated individuals for a purchase price of $160,000, paid in cash. Cozumel Yacht Brokers, Inc. is engaged in the business of brokering yachts for resale. The vessel will be refitted and marketed for sale later in calendar 2005. The estimated cost of the refit is $150,000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 18, 2005

                                                       COZUMEL CORPORATION



                                                       By: /s/ Jehu Hand
                                                            Jehu Hand
                                          President and Chief Financial Officer